UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/30/2009

VISTAPRINT N.V.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51539

The Netherlands	98-0417483
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Hudsonweg 8
5928 LW Venlo
The Netherlands
(Address of principal executive offices, including zip code)

31 (0)77 8507700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On November 30, 2009, Vistaprint N.V. issued a press release announcing the termination of all membership program offerings and reaffirming financial guidance. The full text of the press release is furnished as Exhibit 99.1 to this report.

The information in this report and Exhibit 99.1 is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index attached to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTAPRINT N.V.

Date: November 30, 2009	By:	/s/ Lawrence A. Gold
Lawrence A. Gold
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Vistaprint's press release dated November 30, 2009